Fourth-Quarter 2014 Results February 18, 2015 5:00 PM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through March 4, 2015 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13601322 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements • All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on corporate initiatives, strategic pricing, the Company's views and assessment of economic conditions, foreign currency trends, end market conditions and industrial demand, the Company’s progress on executing its acquisition and organic growth strategies, the Company’s progress on implementing profit improvement initiatives, the impact of potential cost management and restructuring activities on SG&A expense and earnings, the Company's unaudited 2014 financial information, and the Company's guidance for full year 2015. • In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer, Lamiflex, Svendborg and Guardian acquisitions and integration and other acquisitions, (25) risks associated with the Company's investment in a new manufacturing facility in China, (26) risks associated with certain minimum purchase agreements we have with suppliers, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with the potential dilution of our common stock as a result of our convertible notes, (30) risks associated with our exposure to renewable energy markets, (31) risks related to regulations regarding conflict minerals, and (32) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise 1

Fourth-Quarter 2014 Highlights • Revenues increased 6.3% from the fourth quarter of 2013 • Non-GAAP earnings increased 10.9% to $11.2 million, or $0.42 per diluted share, during the quarter * • Experienced a mixed end market environment and a weakening global economy • Changes to our tax structure delivered expected improvements in our tax rate • Healthcare costs improved sequentially and plan design changes were implemented for 2015 to mitigate costs 2

End Market Review • Sales at Distribution were unchanged year over year • Turf and Garden sales were flat compared to the prior year and we expect 2015 to grow in the low to mid single digits • Ag market deteriorated further as lower commodity prices have reduced new investment • Transportation was modestly higher in the quarter due to strong automotive sales • Oil and gas demand has begun to decline significantly with the drop in oil prices • Alternative energy performed well during the quarter, primarily driven by Asia • Mining was down year over year but flat sequentially 3

Fourth-Quarter 2014 Financial Highlights QTD QTD Q4 2014 Q4 2013 $ Change % Change Net Sales $192.0 $180.5 $11.4 6.3% Gross Profit $58.3 $51.8 $6.5 12.5% % of Revenues 30.4% 28.7% SG&A $38.6 $33.4 $5.2 15.6% % of Revenues 20.1% 18.5% Income from operations $15.7 $14.6 $1.1 7.5% % of Revenues 8.2% 8.1% Net Income $9.1 $7.2 $1.9 26.4% % of Revenues 4.7% 4.0% Earnings Per Share: Diluted $0.34 $0.27 $0.07 25.9% Weighted Average Common Shares Outstanding: Diluted 26,764 26,837 (73) -0.3% ($ millions) 4

Fourth-Quarter 2014 Selected Segment Data QTD QTD Q4 2014 Q4 2013 $ Change % Change Clutches and Brakes Net Sales $101.4 $87.6 $13.8 15.8% Income from operations $14.3 $12.4 $1.9 15.3% % of Net Sales 14.1% 14.2% Couplings Net Sales $33.3 $29.4 $3.9 13.3% Income from operations $3.5 $3.1 $0.4 12.9% % of Net Sales 10.5% 10.5% Gearing and Power Transmission Components Net Sales $58.3 $64.7 ($6.4) -9.9% Income from operations $4.2 $6.2 ($2.0) -32.3% % of Net Sales 7.2% 9.6% ($ millions) 5

Non-GAAP Measures * Non-GAAP Net Income (amounts in millions) Q4 2014 Q4 2013 Reported Net Income $9.1 $7.2 Restructuring costs 0.1 0.5 Amortization of inventory fair value adjustment 0.1 - European w orkers compensation claim - 0.6 Non-cash impact of partial pension settlement 0.5 - Acquisition related expenses 2.3 2.2 Tax impact of above adjustments (0.9) (1) (0.3) (2) Non-GAAP net income $11.2 $10.1 Non-GAAP diluted earnings per share $0.42 $0.38 (1) tax impact is calculated by multiplying the estimated effective tax rate, 29.9% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 31.3% by the above items Non-GAAP Operating Income (amount in millions) Q4 2014 Q4 2013 Reported Income from Operations $15.7 $14.6 Restructuring costs 0.1 0.5 Amortization of inventory fair value adjustment 0.1 - European w orkers compensation claim - 0.6 Non-cash impact of partial pension settlement 0.5 - Acquisition related expenses 2.3 2.2 Non-GAAP income from operations $18.7 $17.8 6 YTD Free Cash Flow (amounts in millions) 2014 2013 $84.5 $89.6 (28.1) (27.8) Free cash flow $56.4 $61.8 Purchase of property, plant and equipment Net Cash flow s from operating activities

Balance Sheet Highlights Balance Sheet Highlights (amounts in millions) Q4 2014 Q4 2013 Cash $47.5 $63.6 Total Debt $268.5 $294.4 Total Debt less Cash $221.0 46.1% $230.8 46.2% Shareholders' Equity $258.8 53.9% $269.3 53.8% Shareholders' Equity plus Debt, less Cash $479.8 100.0% $500.1 100.0% 7 Continue to maintain strong balance sheet

Fourth-Quarter 2014 Operating Working Capital * Balance Sheet (amounts in millions) Reconciliation of Operating Working Capital: Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 Accounts Receivable 106.5$ 117.9$ 125.4$ 120.7$ 109.1$ Inventories 132.7 135.4 136.3 139.7 143.7 Accounts Payable (44.3) (43.9) (53.3) (52.5) (51.2) Operating Working Capital 194.9$ 209.4$ 208.4$ 207.9$ 201.6$ 8 Since acquisition, Svendborg has decreased inventory by more than €5m, or 27%, and doubled inventory turns

2015 Outlook • $765 - $800 Million in sales • $1.65 - $1.85 Non-GAAP diluted earnings per share * • $24 - $26 Million in capital expenditures • $30 - $32 Million in depreciation and amortization • Tax rate approximately 30% - 32% before discrete items 9

Guidance Assumptions • Fx impact is $40.0 million decline in sales and $0.10 decline in EPS using current spot rates versus 2014 average rates • Oil and gas impact is $17.0 million decline in sales and $0.17 decline in EPS based on current oil prices • Other impacts: – Decline in Ag market due to decrease in commodity prices and previous investment in equipment – Continued weakness in Europe – Russian economic uncertainty – Brazil start-up costs – SAP implementation costs roll off – Strategic pricing continues at expected levels 10

Summary • 35% decline in the price of oil expected to reduce demand for our products in that market • Strong US dollar expected to have a significant impact on our international operations • Investments in the Ag market continue to decline • We are focusing on a number of substantive initiatives to reduce expenses • Our balance sheet is solid and we will continue to pursue strategic investments • Returned over $32 million to shareholders during 2014 11

Discussion of Non-GAAP Measures * As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non- GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 12